UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 4, 2025

Denali Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38311	46-3872213
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
161 Oyster Point Blvd.
South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(650) 866-8547
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DNLI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On December 4, 2025, Denali Therapeutics Inc. (“Denali” or the “Company”) hosted its 2025 Investor Day, during which members of the Company’s executive management team provided updates on Denali’s development programs and upcoming milestones. A copy of the presentation made available in connection with the 2025 Investor Day is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01     Other Events

On December 4, 2025, Denali provided the following key updates on programs across its development pipeline at its 2025 Investor Day.

Tividenofusp Alfa (ETV:IDS) — MPS II (Hunter Syndrome)

The Biologics License Application (“BLA”) for tividenofusp alfa remains under review with the U.S. Food and Drug Administration (“FDA”), with a Prescription Drug User Fee Act (“PDUFA”) target action date of April 5, 2026. A Late Cycle Meeting with the FDA has been completed and labeling discussions are underway. Commercial readiness activities are progressing. Enrollment in Cohort A (neuronopathic) of the Phase 2/3 COMPASS study of tividenofusp alfa is expected to complete in December 2025.

Tividenofusp alfa received Rare Pediatric Disease Designation (“RPDD”) status for the treatment of Hunter syndrome in January 2019. Denali is in ongoing dialogue with the FDA related to the eligibility of tividenofusp alfa to receive a Rare Pediatric Disease Priority Review Voucher (“PRV”) upon approval1. Because Denali submitted a filing of its intent to request a PRV after the initial BLA submission, based on discussions with the FDA, the Company may not be eligible to receive the PRV. Therefore, Denali is not including any potential future proceeds from the sale of a PRV in its financial planning. Denali continues to work with the FDA and the FDA will determine whether to award a PRV upon approval of tividenofusp alfa.

DNL126 (ETV:SGSH) — MPS IIIA (Sanfilippo Syndrome Type A)

The Phase 1/2 study of DNL126 remains on track for completion in 2026, supporting a potential accelerated approval pathway and commercial launch by the end of 2027. Denali plans to present initial Phase 1/2 data at the 2026 WORLD Symposium. Phase 3 planning is ongoing.

TAK-594/DNL593 (PTV:PGRN) — Frontotemporal Dementia (GRN Mutation)

The Phase 1/2 study of TAK-594/DNL593 is ongoing with screening closed in Cohort B. Initial FTD-GRN patient data are expected in 2026.
1 Congress created Section 529 of the Food, Drug, & Cosmetic Act to incentivize drug development for rare diseases in children. Under Section 529, the FDA administers the RPDD and PRV programs.

DNL952 (ETV:GAA) — Pompe Disease

The Investigational New Drug ("IND") application for the Phase 1 study of DNL952 has been placed on clinical hold. The FDA requested a protocol amendment to include a lower starting dose, revised inclusion criteria, certain safety monitoring commitments, and stopping rules. These requests are related to preclinical hypersensitivity reactions observed in GAA mouse models, which are commonly observed across all GAA enzyme replacement therapies in mice. The FDA did not request additional nonclinical studies. Denali has submitted a response to the FDA, and pending FDA feedback, anticipates minimal delays in the initiation of the Phase 1 study. As part of our global development strategy for DNL952, Denali is on track to submit a Clinical Trial Application (“CTA”) in Europe in the first half of 2026.

DNL628 (OTV:MAPT) — Alzheimer’s Disease

A CTA for DNL628 has been submitted, and a Phase 1b study in patients with Alzheimer’s disease is expected to begin in the first half of 2026.

DNL921 (ATV:Abeta) — Alzheimer’s Disease

A regulatory submission for DNL921 is planned for the first half of 2026 to initiate clinical studies.

BIIB122 (LRRK2 Inhibitor, partnered with Biogen)

The Phase 2b LUMA study for BIIB122 in patients with early-stage Parkinson’s disease is expected to read out in 2026. The BEACON study in patients with LRRK2-associated Parkinson's disease continues to enroll.

Eclitasertib (SAR443122, RIPK1 Inhibitor, partnered with Sanofi)

Phase 2 data in ulcerative colitis are expected in 1H 2026. Development is led solely by Sanofi.

Forward-Looking Statements

Certain of the statements made in this report are forward looking, such as those relating to; the progress, success costs and anticipated timing of our development activities, preclinical studies and clinical trials; the timing or likelihood of regulatory filings and approvals; and our ability to obtain and maintain regulatory approval of our product candidates, and any related restrictions and limitations. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by Denali may be found in Denali’s Annual and Quarterly Reports filed on Forms 10-K and 10-Q filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, and November 6, 2025, respectively, and Denali’s future reports to be filed with the SEC. Denali does not undertake any obligation to update or revise any forward-looking statements, to conform these statements to actual results, or to make changes in Denali’s expectations, except as required by law. Denali does not undertake any obligation to update or revise any forward-looking statements, to conform these statements to actual results or to make changes in Denali’s expectations, except as required by law.
Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Denali Therapeutics 2025 Investor Day Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI THERAPEUTICS INC.

Date:	December 4, 2025	By:	/s/ Alexander O. Schuth
Alexander O. Schuth, M.D.
Chief Operating and Financial Officer